                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.


                                      /s/ Andrew Africk
                              ----------------------------------------
                              Andrew Africk

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                    /s/ Vincent W. Eades
                              ----------------------------------------
                              Vincent W. Eades

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                         /s/ Michael Gross
                              ----------------------------------------
                              Michael Gross

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                     /s/ Joseph M. Ivey
                              ----------------------------------------
                              Joseph M. Ivey

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                     /s/ Scott Kleinman
                              ----------------------------------------
                              Scott Kleinman

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                  /s/ Donald L. Luke
                              ----------------------------------------
                              Donald L. Luke

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                     /s/ Lucian L. Morrison
                              ----------------------------------------
                              Lucian L. Morrison

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                    /s/ William M. Mounger, II
                              ----------------------------------------
                              William M. Mounger, II

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint J. Patrick Millinor, Jr. and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.



                                   /s/ John M. Sullivan
                              ----------------------------------------
                              John M. Sullivan

                                                                      EXHIBIT 24

                         ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     The undersigned, in his capacity as a Director of Encompass Services Corporation, does hereby appoint Gray H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of March, 2002.


                                     /s/ J. Patrick Millinor
                              ----------------------------------------
                              J. Patrick Millinor